Exhibit 99.2

ACADIA REALTY TRUST

Focused.

Disciplined.

Value-Driven.

Third Quarter 2010

Reporting Supplement

Reporting Supplement
September 30, 2010

Table of Contents
	Page		Page

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	24

Market Capitalization	4	Redevelopment Projects - Operating	25

Operating Statements		Redevelopment Projects - Construction and Design	26
Pro-rata Consolidation	5
Joint Ventures	6	RCP Venture Investments	27
Opportunity Funds	7
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Section III - Core and Opportunity Fund Portfolio Information
and Funds Available for Distribution ("FAD")	9
EBITDA	10	Core Properties	28
Same Property Net Operating Income	11
Fee Income	12	Core Portfolio by State	30
2010 Guidance	13
Net Asset Valuation	14	Core Top Tenants	31

Balance Sheet - Pro-rata Consolidation	15	Core Lease Expirations	32

Notes Receivable	16	Core New and Renewal Rent Spreads	34

Debt Analysis		Core Capital Expenditures	35
Summary	17
Detail	18	Opportunity Fund Properties	36
Maturities	21
Maturities with Extension Options	22	Storage Post Properties	37

Selected Financial Ratios	23	Opportunity Fund Lease Expirations	38

		Portfolio Demographics	41

		Important Notes	42

Visit www.acadiarealty.com for additional investor and portfolio information

Reporting Supplement
September 30, 2010

Company Information

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 76 properties totaling approximately 8 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership
(and its majority-owned subsidiaries) which is currently 99% controlled by Acadia.

Corporate Headquarters	1311 Mamaroneck Avenue	Investor Relations	Jon Grisham
	Suite 260	Senior Vice President,
	White Plains, NY 10605	Chief Accounting Officer
(914) 288-8142
jgrisham@acadiarealty.com

New York Stock Exchange	Symbol AKR	Web Site	www.acadiarealty.com

Analyst Coverage	Banc of America / Merrill Lynch	Green Street Advisors	KeyBanc Capital Markets, Inc.
	Craig Schmidt (646) 855-3640	Laura Clark (949) 640-8780	Todd Thomas - (917) 368-2286
	craig_schmidt@ml.com	lclark@greenst.com	tthomas@keybanccm.com

	Bank of Montreal	Janney Montgomery Scott	Macquarie Capital (USA)
	Paul Adornato, CFA - (212) 885-4170	Andrew T. DiZio, CFA (215) 665-6439	Rob Stevenson (212) 231-8068
	paul.adornato@bmo.com	adizio@jmsonline.com	rob.stevenson@macquarie.com

	Citigroup - Smith Barney	J.P. Morgan Securities, Inc.	RBC Capital Markets
	Quentin Velleley, CFA - (212) 816-6981	Michael W. Mueller, CFA (212) 622-6689	Rich Moore, CFA - (440) 715-2646
	quentin.velleley@citi.com	michael.w.mueller@jpmorgan.com	rich.moore@rbccm.com

	Cowen and Company	Keefe, Bruyette & Woods, Inc.	UBS
	Stephen Boyd - (646) 562-1382	Sheila K. McGrath - (212) 887-7793	Christy McElroy - (203) 719-7831
	Stephen.Boyd@cowen.com	smcgrath@kbw.com	christy.mcelroy@ubs.com

Reporting Supplement
September 30, 2010

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt)			Total Market Capitalization
(dollars in thousands)	Notes		as of September 30, 2010
			Percent			Capitalization
			of Total			Based
		1	Equity			on "Net Debt"3
Equity Capitalization
Total Common Shares Outstanding			99.0%	$40,247
Common Operating Partnership ("OP") Units			0.9%	366
Combined Common Shares and OP Units				40,613

Share Price September 30, 2010				19.00

Equity Capitalization - Common Shares and OP Units				771,647
Preferred OP Units		2		476
Total Equity Capitalization				772,123	63.2%	68.8%

Debt Capitalization
Consolidated debt				832,074
Adjustment to reflect pro-rata share of debt				(382,696)
Total Debt Capitalization				449,378	36.8%	31.2%

Total Market Capitalization				$1,221,501	100.0%	100.0%

1 Reflects Debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt") as of September 30, 2010 of						$98,701
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units x share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

	Weighted Average Outstanding Common Shares and OP Units
	September 30, 2010		September 30, 2009
	Quarter	Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS	40,169,141	40,095,521	39,685,623	37,414,805
Dilutive potential Common Shares	261,857	239,461	282,091	213,799
Weighted average Common Shares - Diluted EPS	40,430,998	40,334,982	39,967,714	37,628,604
OP Units	448,632	506,463	673,452	672,838
Dilutive potential OP Units	25,067	-	-	-
Weighted average Common Shares/OP Units - Diluted FFO	40,904,697	40,841,445	40,641,166	38,301,442

Reporting Supplement September 30, 2010

Income Statements - Pro-rata Consolidation 1
Current Quarter and Year-to-Date (in thousands)
	Year-to-Date Period ended September 30, 2010							Current Quarter 3 months ended September 30, 2010
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
	Wholly Owned	Joint Ventures	Total Continuing Operations	Discontinued Operations	Continuing Operations	Discontinued Operations		Wholly Owned	Joint Ventures	Total Continuing Operations	Discontinued Operations	Continuing Operations	Discontinued Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$35,012	$4,868	$39,880	$-	$8,625	$-	$48,505	$11,765	$1,625	$13,390	$-	$3,110	$-	$16,500
Percentage rents	308	37	345	-	3	-	348	63	1	64	-	-	-	64
Expense reimbursements - CAM	3,856	564	4,420	-	618	-	5,038	1,020	186	1,206	-	192	-	1,398
Expense reimbursements - Taxes	5,499	749	6,248	-	702	-	6,950	1,896	252	2,148	-	204	-	2,352
Other property income	206	-	206	-	308	-	514	76	-	76	-	137	-	213
	44,881	6,218	51,099	-	10,256	-	61,355	14,820	2,064	16,884	-	3,643	-	20,527
PROPERTY EXPENSES
Property operating - CAM	5,173	762	5,935	-	861	-	6,796	1,449	235	1,684	-	262	-	1,946
Other property operating (Non-CAM)	1,695	114	1,809	-	1,909	-	3,718	617	44	661	-	707	-	1,368
Real estate taxes	6,759	842	7,601	-	1,398	-	8,999	2,317	284	2,601	-	475	-	3,076
	13,627	1,718	15,345	-	4,168	-	19,513	4,383	563	4,946	-	1,444	-	6,390

NET OPERATING INCOME - PROPERTIES	31,254	4,500	35,754	-	6,088	-	41,842	10,437	1,501	11,938	-	2,199	-	14,137

OTHER INCOME (EXPENSE)
Mezzanine interest income	14,446	-	14,446	-	197	-	14,643	4,878	-	4,878	-	65	-	4,943
Other interest income	354	15	369	-	22	-	391	77	-	77	-	20	-	97
Straight-line rent income	184	(35)	149	-	768	-	917	126	(11)	115	-	287	-	402
Straight-line rents written off	(264)	-	(264)	-	-	-	(264)	(264)	-	(264)	-	-	-	(264)
Straight-line ground rent	-	-	-	-	(66)	-	(66)	-	-	-	-	(22)	-	(22)
FAS 141 rent	(451)	105	(346)	-	(148)	-	(494)	(145)	35	(110)	-	(47)	-	(157)
FAS 141 interest	15	-	15	-	-	-	15	5	-	5		-	-	5
Interest expense	(12,501)	(2,784)	(15,285)	-	(2,682)	-	(17,967)	(4,173)	(938)	(5,111)		(930)	-	(6,041)
Asset and property management expense	(51)	-	(51)	-	(1)	-	(52)	(13)	-	(13)	-	-	-	(13)
Promote expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	286	-	286	-	4	-	290	98	-	98	-	4	-	102
Reserve for investment in unconsolidated property	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-

CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	33,272	1,801	35,073	-	4,182	-	39,255	11,026	587	11,613	-	1,576	-	13,189

FEE INCOME
Asset and property management fees	8,750	-	8,750	-	-	-	8,750	2,900	-	2,900	-	-	-	2,900
Priority distributions	327	-	327	-	-	-	327	108	-	108	-	-	-	108
Transactional fees 2	3,753	-	3,753	-	-	-	3,753	1,523		1,523		-	-	1,523
Provision for income taxes	(1,993)	-	(1,993)	-	-	-	(1,993)	(967)	-	(967)	-	-	-	(967)

FEE INCOME	10,837	-	10,837	-	-	-	10,837	3,564	-	3,564	-	-	-	3,564

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	80	-	80	-	-	-	-	30	-	30
Promote income - RCP	-	-	-	-	15	-	15	-	-	-	-	(7)	-	(7)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	(51)	-	(51)	-	-	-	-	(33)	-	(33)
Forfeited property sale contract deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	50	82	132	-	3	-	135	-	26	26	-	-	-	26
Gain on extinguishment of debt	-	-	-	-	-	-	-	-		-		-	-	-
Gain from bargain purchase	-	-	-	-	6,383	-	6,383	-		-		-	-	-
Provision for income taxes	25	(1)	24	-	11	-	35	20	-	20	-	27	-	47

PROMOTE, RCP AND OTHER INCOME	75	81	156	-	6,441	-	6,597	20	26	46	-	17	-	63

GENERAL AND ADMINISTRATIVE	(16,834)	(17)	(16,851)	-	(150)	-	(17,001)	(5,813)	(5)	(5,818)	-	(30)	-	(5,848)

Depreciation and amortization	(11,608)	(1,223)	(12,831)	-	(3,480)	-	(16,311)	(4,145)	(366)	(4,511)	-	(1,275)	-	(5,786)
FAS 141 amortization	81	-	81	-	(181)	-	(100)	29	-	29		(59)	-	(30)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interests	15,823	642	16,465	-	6,812	-	23,277	4,681	242	4,923	-	229	-	5,152

Noncontrolling interest - OP	(321)	-	(321)	-	-	-	(321)	(68)	-	(68)	-	-	-	(68)
Noncontrolling interests	-	-	-	-	89	-	89	-	-	-	-	33	-	33

NET INCOME	$15,502	$642	$16,144	$-	$6,901	$-	$23,045	$4,613	$242	$4,855	$-	$262	$-	$5,117

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center which are accounted for as unconsolidated investments in the Company's financial statements.

	2 Consists of development, construction, leasing and legal fees.

Reporting Supplement
September 30, 2010
Income Statements - Joint Ventures 1
Current Quarter and Year-to-Date
(in thousands)	Year-to-Date					Current Quarter
	Period					3 months
	ended September 30,					ended September 30,
	2010					2010
	Joint Ventures - Core Retail					Joint Ventures - Core Retail
		AKR Pro- rata share		AKR Pro- rata share	Total AKR Pro-		AKR Pro- rata share		AKR Pro- rata share	Total AKR Pro-
	Brandywine	22.22%	Crossroads	49.00%	rata share	Brandywine JV	22.22%	Crossroads	49.00%	rata share
PROPERTY REVENUES
Minimum rents	$12,076	$2,683	$4,455	$2,185	$4,868	$4,051	$900	$1,479	$725	$1,625
Percentage rents	162	36	2	1	37	-	-	2	1	1
Expense reimbursements - CAM	1,104	246	650	318	564	338	75	227	111	186
Expense reimbursements - Taxes	857	190	1,141	559	749	282	63	386	189	252
Other property income	3	-	-	-	-	1	-	-	-	-
	14,202	3,155	6,248	3,063	6,218	4,672	1,038	2,094	1,026	2,064

PROPERTY EXPENSES
Property operating - CAM	2,066	460	616	302	762	553	123	228	112	235
Other property operating (Non-CAM)	239	53	124	61	114	100	22	44	22	44
Real estate taxes	936	207	1,294	635	842	312	69	438	215	284
	3,241	720	2,034	998	1,718	965	214	710	349	563

NET OPERATING INCOME - PROPERTIES	10,961	2,435	4,214	2,065	4,500	3,707	824	1,384	677	1,501

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-
Other interest income	2	-	33	15	15	-	-	1	-	-
Straight-line rent income	(93)	(21)	(29)	(14)	(35)	7	2	(27)	(13)	(11)
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-
Straight-line ground rent	-	-	-	-	-	-	-	-	-	-
FAS 141 rent	471	105	-	-	105	157	35	-	-	35
FAS 141 interest	-	-	-	-	-	-	-	-	-	-
Interest expense	(7,546)	(1,548)	(2,522)	(1,236)	(2,784)	(2,546)	(523)	(846)	(415)	(938)
Property management expense	(787)	-	-	-	-	(258)	-	-	-	-
Promote expense	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-					-
Reserve for investment in unconsolidated property	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	3,008	971	1,696	830	1,801	1,067	338	512	249	587

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-					-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-
FEE INCOME	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	-	-	-	-
Promote income - RCP	-	-	-	-	-	-	-	-	-	-
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-
Lease termination income	368	82	-	-	82	116	26	-	-	26
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-					-
Provision for income taxes	-	-	(3)	(1)	(1)	-	-	-	-	-
PROMOTE, RCP AND OTHER INCOME	368	82	(3)	(1)	81	116	26	-	-	26

GENERAL AND ADMINISTRATIVE	(60)	(13)	(8)	(4)	(17)	(9)	(2)	(6)	(3)	(5)

Depreciation and amortization 2	(3,255)	(723)	(420)	(500)	(1,223)	(905)	(201)	(137)	(165)	(366)
FAS 141 amortization	-	-	-	-	-	-	-	-	-	-
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	61	317	1,265	325	642	269	161	369	81	242

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-

NET INCOME	$61	$317	$1,265	$325	$642	$269	$161	$369	$81	$242
	1 The Company has a 22.2% interest in the Brandywine Portfolio and a 49% interest in the Crossroads Shopping Center ("Crossroads")
	which are accounted for as unconsolidated investments in the Company's financial statements.
	2 In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.

Reporting Supplement
September 30, 2010
Income Statements -Opportunity Funds 1
Year-to-Date
(in thousands)

	Year-to-Date Period ended September 30, 2010
	Fund I 3 Continuing Operations	Fund I Discontinued Operations	Fund I Consolidated Operations	AKR Promote 20.00%	Continuing Operations AKR Pro- rata share 22.22%	Discontinued Operations AKR Pro- rata share 22.22%	Mervyns I	AKR Promote 20.00%	AKR Pro- rata share 22.22%	Fund II	AKR Pro- rata share 20.00%	Mervyns II	AKR Pro- rata share 20.00%	Fund III	AKR Pro- rata share 19.9005%	Total AKR Pro- rata share

PROPERTY REVENUES
Minimum rents	$3,143	$-	$3,143	$629	$562	$-	$-	$-	$-	$17,846	$3,566	$-	$-	$19,424	$3,867	$8,623
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	11	3	3
Expense reimbursements - CAM	175	-	175	35	31	-	-	-	-	2,070	414	-	-	692	138	618
Expense reimbursements - Taxes	130	-	130	26	23	-	-	-	-	1,349	269	-	-	1,921	383	702
Other property income	113	-	113	23	20	-	-	-	-	281	56	-	-	1,049	209	308
	3,561	-	3,561	712	636	-	-	-	-	21,546	4,305	-	-	23,097	4,600	10,254

PROPERTY EXPENSES
Property operating - CAM	265	-	265	53	47	-	-	-	-	2,768	553	-	-	1,046	208	861
Other property operating (Non-CAM)	94	-	94	19	17	-	-	-	-	4,302	860	-	-	5,091	1,013	1,909
Real estate taxes	194	-	194	39	34	-	-	-	-	2,652	530	-	-	3,997	795	1,398
	553	-	553	111	98	-	-	-	-	9,722	1,943	-	-	10,134	2,016	4,168

NET OPERATING INCOME - PROPERTIES	3,008	-	3,008	602	538	-	-	-	-	11,824	2,362	-	-	12,963	2,584	6,086

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	1	-	-	-	993	197	197
Other interest income	6	-	6	1	1	-	-	-	-	100	20	-	-	-	-	22
Straight-line rent income	1,306	-	1,306	261	232	-	-	-	-	1,109	222	-	-	260	52	768
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(324)	(66)	-	-	-	-	(66)
FAS 141 rent	(12)	-	(12)	(2)	(2)	-	-	-	-	(195)	(39)	-	-	(524)	(104)	(148)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	(457)	-	(457)	(91)	(81)	-	-	-	-	(8,218)	(1,644)	-	-	(4,353)	(866)	(2,682)
Property management expense	3	-	3	(0)	(0)	-	-	-	-	(4,201)	-	(426)	-	(6,600)	-	(1)
Promote expense	(92)	-	(92)	-	-	-	(14)	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	18	4	4
Reserve for investment in unconsolidated property	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	3,762	-	3,762	770	687	-	(14)	-	-	96	855	(426)	-	2,757	1,867	4,180

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FEE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	91	-	16	-	-	317	63	-	-	80
Promote income - RCP	-	-	-	-	-	-	-	18	-	-	-	-	-	-	-	19
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	356	72	-	-	(616)	(123)	(51)
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	15	3	3
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	33,805	6,383	-	-	-	-	6,383
Provision for income taxes	(58)	-	(58)	(12)	(10)	-	(2)	(0)	(0)	(14)	(3)	(5)	(1)	192	38	11

PROMOTE, RCP AND OTHER INCOME	(58)	-	(58)	(12)	(10)	-	89	18	16	34,147	6,452	312	62	(409)	(82)	6,445

GENERAL AND ADMINISTRATIVE	(112)	-	(112)	(22)	(20)	-	(17)	(3)	(3)	(230)	(46)	(45)	(8)	(246)	(50)	(153)

Depreciation and amortization	(2,693)	-	(2,693)	(539)	(479)	-	-	-	-	(6,288)	(1,257)	-	-	(6,065)	(1,207)	(3,481)
FAS 141 amortization	(5)	-	(5)	(1)	(1)	-	-	-	-	(207)	(42)	-	-	(689)	(138)	(181)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	894	-	894	196	177	-	58	14	13	27,518	5,962	(159)	54	(4,652)	390	6,810

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	(1,566)	65	-	-	122	24	89

NET INCOME	$894	$-	$894	$196	$177	$-	$58	$14	$13	$25,952	$6,027	$(159)	$54	$(4,530)	$414	$6,899

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

	2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
	3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been adjusted directly in each of the income statement line items.

Reporting Supplement September 30, 2010 Income Statements -Opportunity Funds 1 Current Quarter (in thousands)

	Current Quarter Period ended September 30, 2010
	Fund I3 Continuing Operations	Fund I Discontinued Operations	Fund I Consolidated Operations	AKR Promote 20.00%	Continuing Operations AKR Pro- rata share 22.22%	Discontinued Operations AKR Pro- rata share 22.22%	Mervyns I	AKR Promote 20.00%	AKR Pro- rata share 22.22%	Fund II	AKR Pro- rata share 20.00%	Mervyns II	AKR Pro- rata share 20.00%	Fund III	AKR Pro- rata share 19.9005%	Total AKR Pro- rata share

PROPERTY REVENUES
Minimum rents	$1,045	$-	$1,045	$209	$187	$-	$-	$-	$-	$6,130	$1,225	$-	$-	$7,482	$1,489	$3,110
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	(2)	-	-
Expense reimbursements - CAM	37	-	37	7	7	-	-	-	-	680	136	-	-	211	42	192
Expense reimbursements - Taxes	(30)	-	(30)	(6)	(5)	-	-	-	-	476	95	-	-	603	120	204
Other property income	36	-	36	7	6	-	-	-	-	116	23	-	-	500	100	137
	1,088	-	1,088	218	194	-	-	-	-	7,402	1,479	-	-	8,794	1,751	3,643

PROPERTY EXPENSES
Property operating - CAM	73	-	73	15	13	-	-	-	-	887	177	-	-	286	57	262
Other property operating (Non-CAM)	106	-	106	21	19	-	-	-	-	1,467	293	-	-	1,880	374	707
Real estate taxes	(44)	-	(44)	(9)	(8)	-	-	-	-	975	195	-	-	1,493	297	475
	135	-	135	27	24	-	-	-	-	3,329	665	-	-	3,659	728	1,444

NET OPERATING INCOME - PROPERTIES	953	-	953	191	170	-	-	-	-	4,073	814	-	-	5,135	1,023	2,199

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-	-	-	-	328	65	65
Other interest income	-	-	-	-	-	-	-	-	-	98	20	-	-	-	-	20
Straight-line rent income	442	-	442	88	79	-	-	-	-	445	89	-	-	158	31	287
Straight-line rents written off	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(108)	(22)	-	-	-	-	(22)
FAS 141 rent	(8)	-	(8)	(2)	(1)	-	-	-	-	(65)	(13)	-	-	(157)	(31)	(47)
FAS 141 interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest expense	(152)	-	(152)	(30)	(27)	-	-	-	-	(2,824)	(565)	-	-	(1,547)	(308)	(930)
Asset and property management expense	5	-	5	-	-	-	-	-	-	(1,422)	-	(143)	-	(2,140)	-	-
Promote expense	(20)	-	(20)	-	-	-	8	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	18	4	4
Reserve for investment in unconsolidated property	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-
Reserve for pre-acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Reserve for notes receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

OPPORTUNITY FUND INCOME	1,220	-	1,220	247	221	-	8	-	-	197	323	(143)	-	1,795	784	1,576

FEE INCOME
Asset and property management fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Priority distributions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

FEE INCOME	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(30)	-	(5)	-	-	177	35	-	-	30
Promote income - RCP	-	-	-	-	-	-	-	(6)	-	-	-	-	-	-	-	(6)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	368	74	-	-	(537)	(107)	(33)
Receipt of forfeited deposit	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	(33)	-	(33)	(7)	(6)	-	-	-	-	-	-	-	-	195	39	27

PROMOTE, RCP AND OTHER INCOME	(33)	-	(33)	(7)	(6)	-	(30)	(6)	(5)	368	74	177	35	(342)	(68)	17

GENERAL AND ADMINISTRATIVE	(32)	-	(32)	(6)	(6)	-	(7)	(1)	(1)	5	1	(7)	(1)	(78)	(16)	(31)

Depreciation and amortization	(898)	-	(898)	(180)	(160)	-	-	-	-	(2,391)	(478)	-	-	(2,294)	(457)	(1,274)
FAS 141 amortization	(3)	-	(3)	(1)	(1)	-	-	-	-	(69)	(14)	-	-	(219)	(44)	(59)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	254	-	254	54	49	-	(29)	(7)	(7)	(1,890)	(94)	27	34	(1,138)	199	229

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	153	31	-	-	12	2	33

NET INCOME	$254	$-	$254	$54	$49	$-	$(29)	$(7)	$(7)	$(1,737)	$(63)	$27	$34	$(1,126)	$201	$262

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

	2 Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
	3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been adjusted directly in each of the income statement line items.

Reporting Supplement
September 30, 2010

Funds from Operations ("FFO") 1		2010				2009

		Current	Current	Previous	Previous	Historic	Historic
		Year-to-Date	Quarter	Quarter	Quarter	Year-to-Date	Quarter

		Period ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	Notes	September 30, 2010	September 30, 2010	June 30, 2009	March 31, 2010	September 30, 2009	September 30, 2009

Net Income		$23,045	$5,117	$12,798	$5,130	$24,741	$7,307
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates		13,757	4,967	4,202	4,588	14,239	5,441
Unconsolidated affiliates		1,187	354	475	358	1,232	494
(Gain) loss on sale of properties (net of noncontrolling interest share)
Consolidated affiliates		-	-	-	-	(929)	-
Unconsolidated affiliates		-	-	-	-	-	-
Income attributable to noncontrolling interests' share in Operating Partnership		309	64	160	85	344	133
Extraordinary item (net of noncontrolling interests' share and income taxes)		-	-	-	-	-	-
Distributions on Preferred OP Units	2	14	5	5	4	14	5
FFO		$38,312	$10,507	$17,640	$10,165	$39,641	$13,380

Adjusted Funds from operations ("AFFO"):
Diluted FFO		$38,312	$10,507	$17,640	$10,165	$39,641	$13,380
Straight line rent, net		(652)	(138)	(221)	(293)	89	135
Non real estate depreciation		371	115	114	142	539	177
Amortization of finance costs		860	282	249	329	885	292
Amortization of cost of management contracts		282	104	104	74	190	81
Tenant improvements		(2,762)	(1,054)	(478)	(1,230)	(1,588)	(541)
Leasing commissions		(521)	(126)	(294)	(101)	(452)	(193)
Capital expenditures		-	-	-	-	(880)	(586)
Gain from bargain purchase		(6,383)	-	(6,383)	-	-	-
Gain on extinguishment of debt		-	-	-	-	(7,056)	(11)

AFFO		$29,507	$9,690	$10,731	$9,086	$31,368	$12,734

Funds Available for Distribution ("FAD")
AFFO		$29,507	$9,690	$10,731	$9,086	$31,368	$12,734
Scheduled principal repayments		(1,555)	(525)	(511)	(519)	(1,166)	(390)

FAD		$27,952	$9,165	$10,220	$8,567	$30,202	$12,344

Total weighted average shares and OP Units:
Basic		40,602	40,643	40,607	40,581	38,088	40,359
Diluted		40,841	40,905	40,844	40,776	38,301	40,641

FFO per share:
FFO per share - Basic		$0.94	$0.26	$0.43	$0.25	$1.04	$0.33
FFO per share - Diluted		$0.94	$0.26	$0.43	$0.25	$1.03	$0.33

AFFO per share - Basic		$0.73	$0.24	$0.26	$0.22	$0.82	$0.32
AFFO per share - Diluted		$0.72	$0.24	$0.26	$0.22	$0.82	$0.31

FAD per share - Basic		$0.69	$0.23	$0.25	$0.21	$0.79	$0.31
FAD per share - Diluted		$0.68	$0.22	$0.25	$0.21	$0.79	$0.30

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Reporting Supplement September 30, 2010 Income Statements - EBITDA Current Quarter and Year-to-Date

(in thousands)
	Year-to-Date Period ended September 30, 2010							Current Quarter 3 months ended September 30, 2010
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
	Wholly Owned	Joint Ventures	Total Continuing Operations	Discontinued Operations	Continuing Operations	Discontinued		Wholly Owned	Joint Ventures	Total Continuing Operations	Discontinued Operations	Continuing Operations	Discontinued Operations
NET INCOME	$15,502	$642	$16,144	$-	$6,901	$-	$23,045	$4,613	$242	$4,855	$-	$262	$-	$5,117

Add back:
Depreciation and amortization	11,608	1,223	12,831	-	3,480	-	16,311	4,145	366	4,511	-	1,275	-	5,786
FAS 141 amortization	(81)	-	(81)	-	181	-	100	(29)	-	(29)	-	59	-	30
Interest expense	12,501	2,784	15,285	-	2,682	-	17,967	4,173	938	5,111	-	930	-	6,041
FAS 141 interest	(15)	-	(15)	-	-	-	(15)	(5)	-	(5)	-	-	-	(5)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	1,968	1	1,969	-	(11)	-	1,958	947	-	947	-	(27)	-	920
Gain from bargain purchase	-	-	-	-	(6,383)	-	(6,383)	-	-	-	-	-	-	-
Noncontrolling interest - OP	321	-	321	-	-	-	321	68	-	68	-	-	-	68
Noncontrolling interests	-	-	-	-	(89)	-	(89)	-	-	-	-	(33)	-	(33)

EBIDTA	$41,804	$4,650	$46,454	$-	$6,761	$-	$53,215	$13,912	$1,546	$15,458	$-	$2,466	$-	$17,924

Reporting Supplement September 30, 2010

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1	Quarter			Year-to-Date
(in thousands)	Current	Historical	Growth in Same Property NOI - Continuing Operations Favorable (unfavorable)	Current	Historical	Growth in Same Property NOI - Continuing Operations Favorable (unfavorable)

	Three	Three
	months ended	months ended		Period ended	Period ended
	September 30,	September 30,		September 30,	September 30,
Reconciliation of total NOI to same property NOI:	2010	2009		2010	2009

NOI - Retail properties	$11,938	$12,324		$35,754	$36,708
NOI - Discontinued Operations	-	31		-	68

Total NOI	11,938	12,355		35,754	36,776

NOI - Properties in redevelopment	(819)	(1,150)		(2,265)	(2,953)
NOI - Discontinued Operations	-	(31)		-	(68)

Total	$11,119	$11,174	-0.5%	$33,489	$33,755	-0.8%

Same property NOI by revenues/expenses:

Revenues	$15,582	$15,450	0.9%	$47,164	$48,242	-2.2%
Expenses	4,463	4,276	-4.4%	13,676	14,487	5.6%

Total Core Portfolio	$11,119	$11,174	-0.5%	$33,488	$33,755	-0.8%

1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

Reporting Supplement
September 30, 2010

Income Statements - Fee income by Opportunity Fund
Current Quarter and Year-to-Date
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Year-to-Date period ended September 30, 2010
Asset and property management fees and priority distributions	$328	$3,111	$4,860	$779	$9,078
Transactional fees	41	2,716	592	404	3,753
Total management fees and priority distributions	$369	$5,827	$5,452	$1,183	$12,831

	Fund I	Fund II	Fund III	Other	Total
Current quarter ended September 30, 2010
Asset and property management fees and priority distributions	$108	$1,049	$1,605	$246	$3,008
Transactional fees	25	1,103	295	100	1,523
Total management fees and priority distributions	$133	$2,152	$1,900	$346	$4,531

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended June 30, 2010
Asset and property management fees and priority distributions	$110	$1,045	$1,647	$305	$3,107
Transactional fees	13	970	108	132	1,223
Total management fees and priority distributions	$123	$2,015	$1,755	$437	$4,330

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended March 31, 2010
Asset and property management fees and priority distributions	$110	$1,017	$1,608	$228	$2,963
Transactional fees	3	643	189	172	1,007
Total management fees and priority distributions	$113	$1,660	$1,797	$400	$3,970

Reporting Supplement
September 30, 2010

2010 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)		Current	Previous
		2010 Guidance	2010 Guidance
Overall:	Notes	Low/High	Low/High	2009 Actual

Fully diluted Common Shares and OP Units		41,000	41,000	38,900

Full year Funds from Operations ("FFO") per share		$1.20 to $1.25	$1.20 to $1.25	$1.28

Earnings per Share ("EPS")		$0.71 to $0.76	$0.71 to $0.76	$0.75

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	1	$48.0 to $48.5	$48.5 to $49.5	$44.0

Asset and property management fee income, net of TRS taxes		$11.0	$11.0	$10.4

Transactional fee income, net of TRS taxes		$6.5 to $7.0	$6.0 to $7.0	$7.1

Promote, RCP and other income, net of TRS taxes		$0 to $1.0	$0	$11.8

Gain on bargain purchase		$6.4	$6.4	$0

General and administrative expense		$(22.5)	$(22.5)	$(23.7)

Total		$49.4 to $51.4	$49.4 to $51.4	$49.6

1 Includes additional interest on the Company's convertible debt pursuant to
ASC Topic 470-20 "Debt with Conversion and Other Options" as follows:		$1.0	$1.0	$1.3

Reporting Supplement
September 30, 2010
Net Asset Valuation Information	Notes	Core	Fund I			Fund II			Fund III
(in thousands)				AKR pro-rata share			AKR pro-rata share			AKR pro-rata share
			Fund Level	%	$	Fund Level	%	$	Fund Level	%	$
Quarterly NOI
Operating properties	1	$11,938	--			$167	20.00%	$33	$2,090	19.91%	$416
Development Portfolio		-
Construction complete - Stabilized						2,091		418	-		-
Construction complete - Pre-stabilized						1,805		361	-		-
Storage portfolio		-				10		2	3,045		606
Total		$11,938				$4,073		$815	$5,135		$1,022

Cost to Date
Construction complete	2					$308,700		$61,740	$-		$-
Under construction	2					67,600		13,520	18,000		3,583
In-design	2					111,500		22,300	22,800		4,538
Storage portfolio						-		-	185,800		36,983

Costs to Complete
Construction complete (primarily pre-stabilized)	2					$19,600		$3,920	$-		$-
Under construction	2					20,000		4,000	7,400		1,473
In-design	2					121,600		24,320	-		-

Annual NOI Upon Stabilization (Mid-Point of Range)
Construction complete						$27,906		$5,581	$-		$-
Storage portfolio						-		-	15,793		3,144
Under construction						7,446		1,489	2,159		430

Debt		$340,998	$9,800			$294,128		$56,426	$244,537		$48,250

Gross asset value	1		46,800
Net Asset Value			$37,000	37.78%	$13,979

Notes:
1	It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines in future years due primarily to the structure of the Kroger/Safeway Portfolio leases. Fund I value is based on property appraisals.

Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%
Total future promote is $7,120 ($35,600 x 20%)

2	See detail on pages 25 and 26 of this supplement

QUARTERLY SUPPLEMENTAL DISCLOSURE
September 30, 2010
Pro-Rata Consolidated Balance Sheet
(in thousands)	Consolidated	Noncontrolling	Company's	Pro-Rata
	Balance	Interest in	Interest in	Consolidated
	Sheet	Consolidated	Unconsolidated	Balance
	As Reported 1	Subsidiaries	Subsidiaries	Sheet 2
ASSETS
Real estate
Land	$200,354	$(93,632)	$6,654	$113,376
Buildings and improvements	855,333	(386,508)	47,904	516,729
Construction in progress	2,842	(1,169)	-	1,673
	1,058,529	(481,309)	54,558	631,778
Less: accumulated depreciation	(214,909)	48,389	(9,502)	(176,022)
Net real estate	843,620	(432,920)	45,056	455,756

Net real estate under development	314,565	(236,761)	-	77,804

Cash and cash equivalents	110,703	(14,019)	2,017	98,701
Cash in escrow	29,559	(19,616)	543	10,486
Investments in and advances to unconsolidated affiliates	16,095	(10,161)	(1,623)	4,312
Rents receivable, net	4,905	(1,381)	(224)	3,300
Straight-line rents receivable, net	13,051	(5,485)	1,333	8,899
Intercompany	-	-	-	-
Notes Receivable	87,600	(8,403)	-	79,197
Preferred equity investment	-	-	-	-
Deferred charges, net	28,098	(18,188)	776	10,686
Prepaid expenses and other assets	23,025	39,104	491	62,620
Acquired lease intangibles	19,527	(9,978)	3	9,552
Assets of discontinued operations	-	-	-	-

Total Assets	$1,490,748	$(717,808)	$48,372	$821,313

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$783,390	$(449,816)	$67,119	$400,694
Notes payable	48,684	-	-	48,684
Valuation of debt at acquisition, net of amortization	77	(31)	1,027	1,073
Acquired lease intangibles	5,992	(2,517)	-	3,475
Accounts payable and accrued expenses	31,102	(7,115)	427	24,414
Dividends and distributions payable	7,427	-	-	7,427
Due to related parties	-	-	-	-
Share of losses in excess of inv. in unconsolidated affiliates	20,802	-	(20,802)	-
Other liabilities	19,434	(7,597)	601	12,438
Liabilities of discontinued operations	-	-	-	-
Total liabilities	916,908	(467,076)	48,372	498,205

Shareholders' equity:
Common shares	40	-	-	40
Additional paid-in capital	303,192	-	-	303,192
Accumulated other comprehensive income	(3,366)	-	-	(3,366)
Retained earnings	17,449	-	-	17,449
Total controlling interest	317,315	-	-	317,315
Non-controlling interest in subsidiary	256,525	(250,732)	-	5,793
Total shareholders' equity	573,840	(250,732)	-	323,108

Total Liabilities and Shareholders' Equity	$1,490,748	$(717,808)	$48,372	$821,313

Notes

1 The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.

2 The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating its ownership percentage for each of the above asset and liability line items.
Similarly, the above presentation also includes the Company's share of assets and liabilities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

3 The components of Prepaid expenses and other assets are as follows:
Due from Fund Investors	$ 47,617
Accrued interest on Notes Receivable	6,801
Prepaid expenses	5,131
Income Tax receivables	540
Corporate assets	1,211
Restricted cash	533
Other	787
Total	$62,620

4 The components of Net real estate under development are as follows:
Fund II	$249,452
Fund III	41,126
Total Opportunity Funds	290,578
Core Portfolio	23,987
Total	$314,565

Reporting Supplement
September 30, 2010

Notes Receivable 1
(amounts in thousands)

	Balance at June 30,	Third	Balance at September 30, 2010			Stated	Effective		Extension		Underlying third-party
	2010	Quarter		Accrued		Interest	Interest	Maturity	options		first mortgage
Investment	Principal	Activity	Principal	Interest	Total	rate	rate 2	date	(years)	Amount 3	Maturity dates

2008 Investments

Georgetown - 5 property portfolio	$8,000	$-	$8,000	$462	$8,462	9.75%	10.23%	11/2010	2 x 1 year	9,596	2012 and 2020
Georgetown - 18 property portfolio 4	40,000	(40,000)	-	-	-	-	-		-
Sub-total - Georgetown	48,000	(40,000)	8,000	462	8,462	9.75%	10.23%			9,596

72nd Street	43,727	1,469	45,196	5,507	50,703	13.00%	20.85%	7/2011	1 year	185,000	2011 w/ 1 year extension

Total 2008 investments	91,727	(38,531)	53,196	5,969	59,165	12.51%	19.25%			194,596

Other Investments
First mortgage and other notes	8,854	-	8,854	443	9,297	14.38%	14.41%	2010/2011	1 six mo.	n/a	n/a
Mezzanine notes	14,987	72	15,059	279	15,338	14.52%	15.52%	2011	-	272,289	2011 thru 2019

Total other investments	23,841	72	23,913	722	24,635	14.47%	15.11%

Total notes receivable	$115,568	$(38,459)	$77,109	$6,691	$83,800	13.12%	17.97%			$466,885

1 The above activity does not include a $10,000 Fund III first mortgage investment and other non-real estate loans of $491.
2 Inclusive of upfront points and exit fees.
3 The first mortgage amount for 72nd street represents the construction loan when fully drawn.
4 During September 2010, the Company received a payment of $49,400, representing the entire principal amount of the loan and accrued interest.

Reporting Supplement
September 30, 2010

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt
(amounts in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:
								Noncontrolling	Pro-rata	Acadia
	Core Portfolio				Total		Fixed	Interest Share of	Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	vs	Consolidated	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$361,154	5.8%	$29,958	6.1%	$391,112	5.8%	87%	$128,735	$(67,118)	$452,729
Variable-Rate Debt 1	(20,156)	1.6%	78,421	2.3%	58,265	3.5%	13%	321,080	-	379,345

Total	$340,998	6.0%	$108,380	3.9%	$449,378	5.5%	100%	$449,815	$(67,118)	832,074

FAS 141 purchase price debt allocation										77
Total debt as reported										$832,151

Notes

1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Reporting Supplement
September 30, 2010

Debt Analysis
(amounts in thousands)
			Principal	Acadia's Pro-rata
			Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	September 30, 2010	Percent	Amount		Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Acadia Realty Trust	7	Acadia	$48,684	100.0%	$48,684		6.03%	12/20/2011	None
Chestnut Hill		Acadia	9,338	100.0%	9,338		5.45%	6/11/2013	None
Clark Diversey		Acadia	4,657	100.0%	4,657		6.35%	7/1/2014	None
New Loudon Center		Acadia	14,177	100.0%	14,177		5.64%	9/6/2014	None
Crossroads Shopping Center		Crossroads JV	61,605	49.0%	30,185		5.37%	12/1/2014	None
Crescent Plaza		Acadia	17,600	100.0%	17,600		4.98%	9/6/2015	None
Pacesetter Park Shopping Center		Acadia	12,179	100.0%	12,179		5.12%	11/6/2015	None
Elmwood Park Shopping Center		Acadia	34,310	100.0%	34,310		5.53%	1/1/2016	None
Gateway Shopping Center		Acadia	20,500	100.0%	20,500		5.44%	3/1/2016	None
Acadia Brandywine Subsidiary		Brandywine JV	61,375	22.2%	13,639		5.99%	7/1/2016	None
Acadia Brandywine Town Center		Brandywine JV	31,550	22.2%	7,011		5.99%	7/1/2016	None
Acadia Market Square Shopping Center		Brandywine JV	24,375	22.2%	5,417		5.99%	7/1/2016	None
Acadia Brandywine Condominium		Brandywine JV	22,650	22.2%	5,033		5.99%	7/1/2016	None
Acadia Brandywine Holdings		Brandywine JV	26,250	22.2%	5,833		5.99%	7/1/2016	None
Walnut Hill Plaza		Acadia	23,500	100.0%	23,500		6.06%	10/1/2016	None
239 Greenwich Avenue		Acadia	26,000	75.0%	19,500		5.42%	2/11/2017	None
Merrillville Plaza		Acadia	26,250	100.0%	26,250		5.88%	8/1/2017	None
Boonton		Acadia	8,072	60.0%	4,843		6.40%	11/1/2032	None
Interest rate swaps	1	Acadia	58,498	100.0%	58,498		6.09%	Various

Sub-Total Fixed-Rate Debt			531,570		361,154		5.76%

Variable-Rate Debt

Various	2	Acadia	15,000	100.0%	15,000	Libor +	125	12/1/2010	2 x 12 mos.
Branch Plaza		Acadia	13,994	100.0%	13,994	Libor +	130	12/1/2011	1 x 12 mos.
Village Commons Shopping Center		Acadia	9,348	100.0%	9,348	Libor +	140	6/29/2012
Interest rate swaps	1	Acadia	(58,498)	100.0%	(58,498)

Sub-Total Variable-Rate Debt			(20,156)		(20,156)	Libor +	130

Total Core Portfolio Debt			$511,414		$340,998		6.00%

Reporting Supplement
September 30, 2010

Debt Analysis
(amounts in thousands)
			Principal	Acadia's Pro-rata
			Balance at	share			Interest	Maturity	Extension
Property	Notes	Entity	September 30, 2010	Percent	Amount		Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Storage Post - Various	4	Fund III	$41,500	18.9%	$7,846		5.30%	3/16/2011	2 x 12 mos.
CityPoint		Fund II	20,000	18.8%	3,766		7.25%	11/1/2014	None
216th Street	3	Fund II	25,500	19.8%	5,054		5.80%	10/1/2017	None
Pelham Manor	3	Fund II	31,621	19.8%	6,267		7.38%	1/1/2020	None
Atlantic Avenue		Fund II	11,543	13.3%	1,539		7.34%	1/1/2020	None
Interest rate swaps	1	Fund I & Fund II	18,800	29.2%	5,486		4.78%	Various

Sub-Total Fixed-Rate Debt			148,964		29,958		6.07%

Variable-Rate Debt

Tarrytown Shopping Center		Fund I	9,800	37.8%	3,702	Libor +	165	10/30/2010	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	5	Fund II	40,000	20.0%	8,000	Libor +	325	3/1/2011	None
Liberty Avenue		Fund II	10,000	19.8%	1,982	Libor +	325	9/1/2011	1 x 12 mos.
Fordham Plaza	3	Fund II	86,000	19.8%	17,045	Libor +	350	10/4/2011	1 x 12 mos.
Acadia Strategic Opportunity Fund III, LLC	6	Fund III	156,450	19.9%	31,134	Libor +	60	10/9/2011	None
Canarsie Plaza		Fund II	19,914	15.9%	3,157	Libor +	400	1/12/2012	1 x 36 mos.
Cortlandt Towne Center		Fund III	46,587	19.9%	9,271	Libor +	400	7/29/2012	2 x 12 mos.
161st Street	3	Fund II	28,900	19.8%	5,728	Libor +	400	4/1/2013	None
CityPoint		Fund II	20,650	18.8%	3,888	Libor +	250	8/12/2013	2 x 12 mos.
Interest rate swaps	1	Fund I & Fund II	(18,800)	29.2%	(5,486)

Sub-Total Variable-Rate Debt			399,501		78,421	Libor +	207

Total Opportunity Funds Portfolio Debt			$548,465		$108,379		3.85%

Reporting Supplement
September 30, 2010
Debt Analysis - Notes

1 The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:
		Average		Maturity
	Notional principal	Swap Rate	All-in-rate	Date

	$10,583	4.90%	7.11%	10/1/2011
	7,915	5.14%	7.35%	3/1/2012
	15,000	3.79%	6.00%	11/30/2012
	15,000	3.41%	5.62%	11/30/2012
	10,000	2.65%	4.86%	11/30/2012
Core Portfolio	$58,498	3.88%	6.09%

Opportunity Funds	$9,800	4.47%	6.68%	10/29/2010
	9,000	0.50%	2.71%	9/1/2011
	$18,800	2.57%	4.78%

Total Core Portfolio and Opportunity Funds	$77,298	3.56%	5.77%

2 This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza. This was paid down by an additional $14,000 subsequent to September 30, 2010.
3 Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4 The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
5 This is a line of credit for up to $40,000.
6 This is a line of credit with a capacity of $221,000.
7 Convertible note balance pursuant to ASC Topic 470-20. The actual face amount of the convertible notes at September 30, 2010 is $50,015.
While the interest rate on the convertible notes is 3.75%, the effective fair value interest rate is 6.03%.

Reporting Supplement
September 30, 2010

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$741	$15,000	$15,741	$603	$15,000	$15,603	1.51%	n/a	1.51%
20111	3,056	63,720	66,776	2,492	63,720	66,212	3.28%	3.75%	1.56%
2012	3,212	9,052	12,264	2,621	9,052	11,673	1.66%	n/a	1.66%
2013	3,390	8,777	12,167	2,760	8,777	11,537	5.45%	5.45%	n/a
2014	3,309	74,406	77,715	2,644	45,279	47,923	5.47%	5.47%	n/a
Thereafter	9,184	318,898	328,082	6,513	182,868	189,381	5.78%	5.78%	n/a
	$22,892	$489,853	$512,745	$17,633	$324,696	$342,329

Less: additional convertible notes balance			(1,331)			(1,331)
Balance per Portfolio Debt Detail			$511,414			$340,998

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$209	$9,800	$10,009	$42	$3,702	$3,744	1.91%	n/a	1.91%
2011	870	333,950	334,820	173	66,007	66,180	2.87%	5.30%	2.53%
2012	730	65,692	66,422	535	11,877	12,412	4.94%	n/a	4.94%
2013	503	49,550	50,053	100	9,616	9,716	3.63%	n/a	3.63%
2014	542	20,000	20,542	107	3,766	3,873	7.25%	n/a	7.25%
Thereafter	3,694	62,925	66,619	712	11,742	12,454	6.73%	6.73%	n/a
	$6,548	$541,917	$548,465	$1,669	$106,710	$108,379

1 Includes additional convertible notes balance of $1,331 maturing in 2011.

Reporting Supplement
September 30, 2010

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$741	$-	$741	$603	$-	$603	n/a	n/a	n/a
20111	3,077	50,015	53,092	2,513	50,015	52,528	3.75%	3.75%	n/a
2012	3,459	37,489	40,948	2,868	37,489	40,357	1.56%	n/a	1.56%
2013	3,390	8,777	12,167	2,760	8,777	11,537	5.45%	5.45%	n/a
2014	3,309	74,406	77,715	2,644	45,279	47,923	5.47%	5.47%	n/a
Thereafter	9,184	318,898	328,082	6,513	182,868	189,381	5.78%	5.78%	n/a
	$23,160	$489,585	$512,745	$17,901	$324,428	$342,329

Less: additional convertible notes balance			(1,331)			(1,331)
Balance per Portfolio Debt Detail			$511,414			$340,998

							Weighted Average Interest Rate of Pro-rata Share of Maturing Debt
Opportunity Funds
							Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2010	$209	$-	$209	$42	$-	$42	n/a	n/a	n/a
2011	869	196,450	197,319	173	39,134	39,307	1.40%	n/a	1.40%
2012	1,215	105,800	107,015	230	22,729	22,959	4.57%	n/a	4.57%
2013	1,344	70,400	71,744	254	13,574	13,828	4.87%	5.30%	4.26%
2014	1,210	64,749	65,959	225	12,671	12,896	7.25%	n/a	7.25%
Thereafter	3,722	102,497	106,219	717	18,630	19,347	4.69%	6.73%	2.76%
	$8,569	$539,896	$548,465	$1,641	$106,738	$108,379

1 Includes additional convertible notes balance of $1,331 maturing in 2011.

Reporting Supplement
September 30, 2010
Selected Operating Ratios		Three months ended September 30,				Nine months ended September 30,
		2010		2009		2010		2009
Coverage Ratios	1
Interest Coverage Ratio
EBIDTA	2	$17,924		$19,835		$53,215		$54,852
Divided by Interest expense		6,041		6,104		17,967		18,762
		2.97	x	3.25	x	2.96	x	2.92	x
Fixed Charge Coverage Ratio
EBIDTA		$17,924		$19,835		$53,215		$54,852
Divided by ( Interest expense		6,041		6,104		17,967		18,762
+ Preferred Dividends)	3	5		5		14		14
		2.96	x	3.25	x	2.96	x	2.92	x
Debt Service Coverage Ratio
EBIDTA		$17,924		$19,835		$53,215		$54,852
Divided by ( Interest expense		6,041		6,104		17,967		18,762
+ Principal Amortization)		525		390		1,555		1,166
		2.73	x	3.05	x	2.73	x	2.75	x
Payout Ratios
FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,427		$7,362		$22,276		$22,099
FFO		10,507		13,380		38,312		39,641
		71%		55%		58%		56%
AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,427		$7,362		$22,276		$22,099
AFFO		9,690		12,734		29,507		31,368
		77%		58%		75%		70%
FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid		$7,427		$7,362		$22,276		$22,099
FAD		9,165		12,344		27,952		30,202
		81%		60%		80%		73%
Leverage Ratios
Debt/Total Market Capitalization
Debt	4	$449,378
Total Market Capitalization		1,221,501
		37%

Debt + Preferred Equity (Preferred O.P. Units)		$449,854
Total Market Capitalization		1,221,501
		37%
Debt/EBIDTA - Core Portfolio
Debt		$340,998
EBIDTA (Annualized)		61,831
		5.52	x
Net Debt/EBIDTA - Core Portfolio	5
Debt		$250,594
EBIDTA (Annualized)		61,831
		4.05	x
Debt/EBIDTA - Core Portfolio and Opportunity Funds
Debt		$449,378
EBIDTA (Annualized)		71,695
		6.27	x
Net Debt/EBIDTA - Core Portfolio and Opportunity Funds	6
Debt		$350,677
EBIDTA (Annualized)		71,695
		4.89	x
Debt Yield - Core Portfolio
NOI (Annualized)		$47,752
Debt		340,998
		14.0%
Net Debt Yield - Core Portfolio	4
NOI (Annualized)		$47,752
Debt		250,594
		19.1%
Debt Yield - Core Portfolio and Opportunity Funds
NOI (Annualized)		$56,548
Debt		449,378
		12.6%
Net Debt Yield - Core Portfolio and Opportunity Funds	5
NOI (Annualized)		$56,548
Debt		350,677
		16.1%

Notes:
1 Quarterly results for 2010 and 2009 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
2 2010 EBITDA excludes the gain from bargain purchase and 2009 EBITDA excludes gains from the extinguishment of debt.
3 Represents preferred distributions on Preferred Operating partnership Units.
4 Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.
5 Reflects debt net of the current Core Portfolio cash balance as of September 30, 2010.
6 Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance as of September 30, 2010.

Reporting Supplement
September 30, 2010
Overview of Acadia Strategic Opportunity Funds

	FUND I	FUND II	FUND III

Item	Description	Description	Description

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$249.6 million funded through September 30, 2010	$96.5 million funded through September 30, 2010

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	The Fund is currently in acquisition phase through
	has been paid. Acadia is entitled to a Promote	complete existing projects	June 2012.
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Reporting Supplement
September 30, 2010

New York Urban/Infill: Development costs - Construction Complete
			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	September 30,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2010	% Leased 2

Fund II					($ in millions)
Construction complete
								Retail - 100%
Fordham Place	Sears, Walgreens, Best Buy, 24 Hour Fitness	Completed	276,000	$123.6	$9.8	$133.4	$86.0	Office - 30%
Pelham Manor Shopping Plaza 1	BJ's Wholesale Club, Petsmart, Storage Post	Completed	320,000	59.1	4.9	64.0	31.6	90%
216th Street	City of New York Dept of General Services	Completed	60,000	27.7	-	27.7	25.5	100%
Liberty Avenue 1	CVS, Storage Post	Completed	125,000	15.4	0.1	15.5	10.0	83%
161st Street 3	Various New York City and State Agencies	To be determined	230,000	61.1	4.5	65.6	28.9	100%
Atlantic Avenue	Storage Post	Completed	110,000	21.8	0.3	22.1	11.5	-
								Retail - 93%
Total			1,121,000	$308.7	$19.6	$328.3	$193.5	Office - 76%

1 Fund II acquired a ground lease interest at this property.
2 Percentage leased excludes self storage at Pelham Manor, Liberty Avenue and Atlantic Avenue.
3 161st Street is currently cash flowing at 83% occupancy. The redevelopment plan includes the recapture and conversion of street level office space to retail. Tenant consolidations necessary to accomplish this plan have already begun. While the tenant consolidations have caused a temporary decline in occupancy, four leases have been signed which will bring occupancy up to 100%.
4 Reconciliation of development costs to the Balance Sheet:

Operating real estate	$295.7
Net real estate under development	290.6
Gain from bargain purchase	(33.8)
Canarsie lease termination income	(23.9)
Total costs to date	$528.6

Construction completed	$308.7
Under development	85.6
In design	134.3
Total	$528.6

Reporting Supplement
September 30, 2010

New York Urban/Infill: Development costs - Construction/Design
			Estimated	Total cost
		Estimated	square	to date	Estimated	Total	Debt as of
		completion	footage upon	(including	future	project	September 30,
Property	Anchors/Tenants	of Construction	completion	acquisition cost)	cost	cost	2010	% Leased

Fund II					($ in millions)

Under Construction
Canarsie Plaza 1	BJ's Wholesale Club, Planet Fitness, NYPD	1st half 2011	275,000	$67.6	$20.0	$87.6	$19.9	83%
Total Construction

In Design
Sherman Plaza	TBD	TBD	TBD	$33.1	TBD	TBD	$-
CityPoint 2	TBD	TBD	550,000	78.4	121.6	200.0	40.6
Total Design			550,000	$111.5	$121.6	$200.0	$40.6

Fund III

Under Construction
125 Main Street (Westport, CT)	GAP, Brooks Brothers Women	2nd half 2011	26,000	$18.0	$7.4	$25.4	$-	77%

In Design
Sheepshead Bay	TBD	TBD	TBD	$22.8	TBD	TBD	$-

1 Cost to date is net of lease termination income from Home Depot.

2 Fund II is co-developing CityPoint with P/A Associates and Washington Square Partners. Fund II acquired a ground lease interest at this property. Construction on the first 50,000 square feet of the project has commenced.

Reporting Supplement
September 30, 2010

Retailer Controlled Property ("RCP") Venture - Overview

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	January 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through September 30, 2010

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

		2004 through
Mervyns I and Mervyns II	Mervyns	2007	$32,575	$47,669	1.5	X

		2006 through
Mervyns II	Albertson’s	2007	23,129	67,184	2.9	X

		2006 through
Fund II and Mervyns II	Other investments 1	2008	6,476	4,954	0.8	X

Total			$62,180	$119,807	1.9	X

1 Represents investments in Shopko, Marsh and Rex.

QUARTERLY SUPPLEMENTAL DISCLOSURE
September 30, 2010
Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

New York
Connecticut
239 Greenwich Avenue 1	Restoration Hardware, Coach	75.0%	16,834	-	16,834	100.00%	-	100.00%	$1,429,725	$-	$1,429,725

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,881	149,491	100.00%	85.94%	91.83%	1,486,006	1,909,447	3,395,453
A & P Shopping Plaza	A&P	60.0%	49,463	13,445	62,908	100.00%	53.55%	90.07%	950,000	216,305	1,166,305
Total - New Jersey			112,073	100,326	212,399	100.00%	81.59%	91.31%	2,436,006	2,125,752	4,561,758

New York
Village Commons Shopping Center	-	100.0%	3,984	83,346	87,330	0.00%	78.31%	74.74%	-	2,105,236	2,105,236
Branch Plaza	A&P, CVS	100.0%	74,050	51,701	125,751	100.00%	98.50%	99.38%	1,264,448	1,396,440	2,660,888
Amboy Center	King Kullen, Duane Reade	100.0%	46,964	13,126	60,090	100.00%	100.00%	100.00%	1,052,068	551,203	1,603,271
Bartow Avenue	-	100.0%	-	14,676	14,676	0.00%	89.49%	89.49%	-	439,246	439,246
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	44,328	96,380	100.00%	75.65%	88.80%	405,346	685,052	1,090,398
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000
West 54th Street	Stage Deli	100.0%	4,211	5,482	9,693	100.00%	100.00%	100.00%	1,459,975	1,540,529	3,000,504
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	0.00%	100.00%	625,000	-	625,000
Crossroads Shopping Center	Kmart, Waldbaum's (A&P)	49.0%	210,114	99,373	309,487	100.00%	76.77%	92.54%	2,546,429	3,205,892	5,752,321
Total - New York			465,997	312,032	778,029	99.15%	82.61%	92.51%	8,618,266	9,923,598	18,541,864

Total New York			594,904	412,358	1,007,262	99.33%	82.36%	92.38%	12,483,997	12,049,350	24,533,347

New England

Connecticut
Town Line Plaza 2	Wal-Mart, Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	90.60%	98.03%	969,144	660,112	1,629,256

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	736,464	222,225	958,689
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,156	218,141	100.00%	69.14%	91.35%	1,178,872	432,472	1,611,344
Total - Massachusetts			276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	654,697	2,570,033

New York
	Marshalls, Price Chopper,
New Loudon Center 3	Raymour & Flanigan	100.0%	251,211	4,615	255,826	73.98%	100.00%	74.45%	1,404,928	126,310	1,531,238

Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu), CVS	100.0%	121,892	162,825	284,717	100.00%	92.56%	95.75%	1,005,500	1,427,416	2,432,916

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,600	101,784	100.00%	79.08%	94.12%	1,353,904	483,538	1,837,442

Total New England			886,435	310,400	1,196,835	92.63%	86.78%	91.11%	6,648,812	3,352,073	10,000,885

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
3 Leased occupancy is 100% with a signed expansion lease with Price Chopper Supermarket and a new Hobby Lobby to be replacing the 65,000 square foot Bonton.

QUARTERLY SUPPLEMENTAL DISCLOSURE
September 30, 2010
Core Portfolio Retail Properties - Detail

			Gross Leasable Area			Occupancy			Annualized Base Rent
		Acadia's
	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shop	Total
Core Portfolio (continued):

Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,434	99,126	100.00%	83.36%	92.04%	$225,436	$859,572	$1,085,008
Clark Diversey	-	100.0%	-	19,265	19,265	-	91.57%	91.57%	-	799,766	799,766
Total - Illinois			51,692	66,699	118,391	100.00%	85.73%	91.96%	225,436	1,659,338	1,884,774

Indiana
	JC Penney, Office Max, TJ Maxx,
Merrillville Plaza	K&G Superstore, Pier I	100.0%	145,778	90,069	235,847	100.00%	78.14%	91.65%	1,633,928	1,191,353	2,825,281

Michigan
	Best Buy, Home Goods, TJ Maxx,
Bloomfield Towne Square	Marshalls, Officemax	100.0%	154,858	79,237	234,095	100.00%	94.49%	98.13%	1,368,005	1,479,996	2,848,001

Ohio
Mad River Station 1	Babies 'R' Us, Office Depot, Pier I	100.0%	68,297	57,687	125,984	100.00%	72.99%	87.63%	779,210	618,698	1,397,908

Total Midwest			420,625	293,692	714,317	100.00%	83.26%	93.12%	4,006,579	4,949,385	8,955,964

Mid-Atlantic
New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	33,933	70,785	104,718	38.92%	81.85%	67.94%	329,310	754,798	1,084,108
Total - New Jersey			33,933	70,785	104,718	38.92%	81.85%	67.94%	329,310	754,798	1,084,108

Delaware
	Lowes, Target, Bed, Bath & Beyond,
Brandywine Town Center	Dicks Sporting Goods	22.2%	840,172	34,817	874,989	94.23%	89.09%	94.02%	12,240,016	580,508	12,820,524
Market Square Shopping Center	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	100.00%	100.00%	671,888	1,775,152	2,447,040
Naamans Road	-	22.2%	-	19,970	19,970	0.00%	54.94%	54.94%	-	558,340	558,340
Total - Delaware			883,022	113,984	997,006	94.51%	88.77%	93.85%	12,911,904	2,914,000	15,825,904

Pennsylvania
Mark Plaza	Kmart, Redner's Market	100.0%	157,595	58,806	216,401	100.00%	28.86%	80.67%	652,095	148,200	800,295
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	806,351	349,179	1,155,530
Chestnut Hill 2		100.0%	31,420	9,150	40,570	0.00%	100.00%	22.55%	-	325,483	325,483
Abington Towne Center 3	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	270,000	822,080	1,092,080
Total - Pennsylvania			660,097	145,041	805,138	95.24%	70.01%	90.69%	2,371,949	1,797,291	4,169,240

Total Mid-Atlantic			1,577,052	329,810	1,906,862	93.62%	79.03%	91.10%	15,613,163	5,466,089	21,079,252

Total Core Properties			3,479,016	1,346,260	4,825,276	95.11%	82.76%	91.67%	$38,752,551	$25,816,897	$64,569,448

Total Core Properties -
weighted based on ownership interest 4			2,661,050	1,201,545	3,862,595	95.03%	82.70%	91.19%	26,673,562	21,828,861	48,502,423

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The GLA for this property excludes 29,857 square feet of office space.
2 This consists of two separate buildings.
3 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
4 Weighted based on Acadia's ownership interest in the properties.

Reporting Supplement
September 30, 2010

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
	%	base rent 1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	75.0%	5.6%	2	179,993	43,187	223,180	100.00%	90.60%	98.18%	$2,398,869	$660,112	$3,058,981

Delaware	22.2%	7.0%	3	883,022	113,984	997,006	94.51%	88.77%	93.85%	12,911,904	2,914,000	15,825,904

Illinois	100.0%	3.9%	2	51,692	66,699	118,391	100.00%	85.73%	91.96%	225,436	1,659,338	1,884,774

Indiana	100.0%	5.8%	1	145,778	90,069	235,847	100.00%	78.14%	91.65%	1,633,928	1,191,353	2,825,281

Massachusetts	100.0%	5.3%	2	276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	654,697	2,570,033

Michigan	100.0%	5.9%	1	154,858	79,237	234,095	100.00%	94.49%	98.13%	1,368,005	1,479,996	2,848,001

New Jersey	89.8%	10.7%	3	146,006	171,111	317,117	85.80%	81.70%	83.59%	2,765,316	2,880,550	5,645,866

New York	84.2%	35.5%	10	717,208	316,647	1,033,855	90.33%	82.86%	88.04%	10,023,194	10,049,908	20,073,102

Ohio	100.0%	2.9%	1	68,297	57,687	125,984	100.00%	72.99%	87.63%	779,210	618,698	1,397,908

Pennsylvania	100.0%	8.7%	5	660,097	145,041	805,138	95.24%	70.01%	90.69%	2,371,949	1,797,291	4,169,240

Rhode Island	100.0%	5.0%	1	121,892	162,825	284,717	100.00%	92.56%	95.75%	1,005,500	1,427,416	2,432,916

Vermont	100.0%	3.8%	1	73,184	28,600	101,784	100.00%	79.08%	94.12%	1,353,904	483,538	1,837,442

Total - Core Portfolio		100.0%	32	3,479,016	1,346,260	4,825,276	95.11%	82.76%	91.67%	$38,752,551	$25,816,897	$64,569,448

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

	Reporting Supplement
	September 30, 2010

		Core Portfolio Top Tenants - Ranked by Annualized Base Rent 2

									Percentage of Total
		Number of	Wholly Owned		Joint Ventures 3		Combined		Represented by Retail Tenant
		stores in
	Retail	combined	Total	Annualized Base	Total	Annualized Base	Total	Annualized Base	Total	Annualized Base
Ranking	Tenant	portfolio	GLA	Rent 1	GLA	Rent 1	GLA	Rent 1	Portfolio GLA 2	Rent 1

	A&P	4	140,451	$2,634,066	18,722	$246,960	159,173	$2,881,026	3.6%	5.5%
	-- A&P	3	92,678	1,583,060	18,722	$246,960	111,400	1,830,020	2.5%	3.5%
	-- Pathmark	1	47,773	1,051,006	-	-	47,773	1,051,006	1.1%	2.0%

	Supervalu (Shaws)	3	175,801	2,420,980	-	-	175,801	2,420,980	4.0%	4.7%

	TJX Companies	9	230,627	1,816,973	19,144	344,750	249,771	2,161,723	5.7%	4.2%
	-- T.J. Maxx	4	88,200	759,600	6,927	88,189	95,127	847,789	2.2%	1.6%
	-- Marshalls	3	102,781	750,116	-	-	102,781	750,116	2.3%	1.4%
	-- Homegoods	2	39,646	307,257	12,217	256,561	51,863	563,818	1.2%	1.1%

	Sears	4	285,314	1,150,615	49,355	277,463	334,669	1,428,078	7.6%	2.7%
	-- Kmart	3	224,614	892,615	49,355	277,463	273,969	1,170,078	6.3%	2.2%
	-- Sears	1	60,700	258,000	-	-	60,700	258,000	1.4%	0.5%

	Wal-Mart	2	210,114	1,515,409	-	-	210,114	1,515,409	4.8%	2.9%

	Ahold (Stop and Shop)	2	117,911	1,363,237	-	-	117,911	1,363,237	2.7%	2.6%

	Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	4.8%	2.1%

	Barnes & Noble	3	32,122	849,000	6,091	194,902	38,213	1,043,902	0.9%	2.0%

	Sleepy's	4	32,619	789,858	-	-	32,619	789,858	0.7%	1.5%

	Pier 1 Imports	3	19,255	419,017	4,321	170,802	23,576	589,819	0.5%	1.1%

	Payless Shoesource	8	26,236	509,871	1,514	52,994	27,750	562,865	0.6%	1.1%
	CVS	2	34,300	540,818	-	-	34,300	540,818	0.8%	1.0%
	The Avenue	4	17,236	342,869	4,043	160,406	21,279	503,275	0.5%	1.0%
	Rite Aid	2	25,047	447,710	-	-	25,047	447,710	0.6%	0.9%
	OfficeMax	2	47,657	428,913	-	-	47,657	428,913	1.1%	0.8%
	Dollar Tree	5	45,387	428,872	-	-	45,387	428,872	1.0%	0.8%
	Drexel Heritage	2	13,315	332,875	4,850	91,034	18,165	423,909	0.4%	0.8%
	Citibank	3	5,486	263,328	2,797	150,965	8,283	414,293	0.2%	0.8%
	JP Morgan Chase Bank	3	14,435	398,895	-	-	14,435	398,895	0.3%	0.8%
	Hallmark Cards	4	22,022	372,898	-	-	22,022	372,898	0.5%	0.7%
	Coldwell Banker	2	14,012	326,958	-	-	14,012	326,958	0.3%	0.6%
	Dots	4	17,698	297,358	-	-	17,698	297,358	0.4%	0.6%
	Blockbuster	2	9,730	255,350	-	-	9,730	255,350	0.2%	0.5%

	Total	79	1,747,778	$19,005,866	110,837	$1,690,276	1,858,615	$20,696,142	42.4%	39.8%

1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

2 Represents total GLA and annualized base rent for the Company's retail properties.

3 Represents the Company's pro-rata share of total GLA and annualized base rent for its Brandywine and Crossroads joint ventures.

Reporting Supplement
September 30, 2010

Core Portfolio Lease Expirations

		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.

Anchor Tenant Expirations

2010	2	40,266	1.32%	460,765	1.19%	11.44
2011	10	237,401	7.80%	3,448,857	8.90%	14.53
2012	7	351,642	11.55%	3,185,790	8.22%	9.06
2013	9	365,636	12.01%	5,289,394	13.65%	14.47
2014	8	261,101	8.58%	3,001,097	7.74%	11.49
2015	8	274,492	9.01%	3,814,653	9.84%	13.90
2016	3	55,266	1.82%	594,002	1.53%	10.75
2017	4	159,389	5.23%	2,661,119	6.87%	16.70
2018	6	359,783	11.82%	5,348,499	13.80%	14.87
2019	5	122,539	4.02%	927,850	2.39%	7.57
2020	5	233,350	7.66%	2,309,505	5.96%	9.90
2021	2	136,148	4.47%	1,014,568	2.62%	7.45
2022	2	69,837	2.29%	1,700,000	4.39%	24.34
2024	3	188,506	6.19%	3,273,048	8.45%	17.36
2028	4	189,509	6.22%	1,723,404	4.45%	9.09
Total Occupied	78	3,044,865	100.00%	$38,752,551	100.00%	$12.73

Anchor GLA Owned by Tenants		254,916
Total Vacant		179,235

Total Square Feet		3,479,016

Shop Tenant Expirations

2010	17	56,161	4.99%	676,663	2.62%	12.05
2011	50	187,219	16.63%	4,006,427	15.52%	21.40
2012	44	145,884	12.96%	3,180,345	12.32%	21.80
2013	50	161,336	14.33%	3,527,645	13.66%	21.87
2014	50	181,491	16.12%	4,570,057	17.70%	25.18
2015	28	135,492	12.03%	2,487,706	9.64%	18.36
2016	7	43,586	3.87%	844,927	3.27%	19.39
2017	14	42,683	3.79%	1,958,995	7.59%	45.90
2018	19	43,051	3.82%	1,737,987	6.73%	40.37
2019	14	42,049	3.73%	891,817	3.45%	21.21
2020	9	20,392	1.81%	572,547	2.22%	28.08
2021	2	30,270	2.69%	264,013	1.02%	8.72
2022	4	20,055	1.78%	526,533	2.04%	26.25
2023	2	7,362	0.65%	126,712	0.49%	17.21
2027	2	9,012	0.80%	444,523	1.72%	49.33
Total Occupied	312	1,126,043	100.00%	$25,816,897	100.00%	$22.93

Total Vacant		220,217

Total Square Feet		1,346,260

Reporting Supplement
September 30, 2010

Core Portfolio Lease Expirations

		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.

Total Anchor and Shop Tenant Expirations

2010	19	96,427	2.31%	1,137,428	1.76%	$11.80
2011	60	424,620	10.18%	7,455,284	11.55%	17.56
2012	51	497,526	11.93%	6,366,135	9.86%	12.80
2013	59	526,972	12.63%	8,817,039	13.66%	16.73
2014	58	442,592	10.61%	7,571,154	11.73%	17.11
2015	36	409,984	9.83%	6,302,359	9.76%	15.37
2016	10	98,852	2.37%	1,438,929	2.23%	14.56
2017	18	202,072	4.84%	4,620,114	7.16%	22.86
2018	25	402,834	9.66%	7,086,486	10.97%	17.59
2019	19	164,588	3.95%	1,819,667	2.82%	11.06
2020	14	253,742	6.08%	2,882,052	4.46%	11.36
2021	4	166,418	3.99%	1,278,581	1.98%	7.68
2022	6	89,892	2.16%	2,226,533	3.45%	24.77
2023	2	7,362	0.18%	126,712	0.20%	17.21
2024	3	188,506	4.52%	3,273,048	5.07%	17.36
2027	2	9,012	0.22%	444,523	0.69%	49.33
2028	4	189,509	4.54%	1,723,404	2.67%	9.09
Total Occupied	390	4,170,908	100.00%	64,569,448	100.00%	15.48

Anchor GLA Owned by Tenants		254,916
Total Vacant		399,452

Total Square Feet		4,825,276

Reporting Supplement
September 30, 2010

Core Portfolio	Year-to-Date		3 months ended		3 months ended		3 months ended
New and Renewal Rent Spreads 1	September 30, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Cash 2	GAAP 3	Cash 2	GAAP 3	Cash 2	GAAP 3	Cash 2	GAAP 3
New leases
Number of new leases commencing	9	9	2	2	3	3	4	4
GLA	50,470	50,470	2,358	2,358	32,353	32,353	15,759	15,759
New base rent	$15.37	$15.98	$20.55	$22.62	$13.25	$13.75	$18.96	$19.58
Previous base rent (and percentage rent)	$21.47	$19.07	$30.64	$29.10	$20.40	$17.35	$22.30	$21.09
Percentage growth in base rent	-28.4%	-16.2%	-32.9%	-22.3%	-35.0%	-20.7%	-15.0%	-7.2%
Average cost per square foot	$55.70	$55.70	$6.28	$6.28	$75.10	$75.10	$23.27	$23.27

Renewal leases
Number of renewal leases commencing	22	22	3	3	9	9	10	10
GLA expiring	207,468	207,468	35,504	35,504	66,189	66,189	105,775	105,775
Renewal percentage	82%	82%	82%	82%	84%	84%	81%	81%
New base rent	$13.01	$13.29	$11.82	$11.86	$15.68	$16.15	$11.67	$11.91
Expiring base rent (and percentage rent)	$13.06	$12.85	$13.45	$13.34	$14.62	$14.01	$11.91	$11.93
Percentage growth in base rent	-0.4%	3.4%	-12.1%	-11.1%	7.3%	15.3%	-2.0%	-0.2%
Average cost per square foot	$1.47	$1.47	$8.63	$8.63	$0.00	$0.00	$0.00	$0.00

Total new and renewal Leases
Number of new and renewal leases commencing	31	31	5	5	12	12	14	14
GLA commencing	220,830	220,830	31,312	31,312	88,022	88,022	101,496	101,496
New base rent	$13.55	$13.90	$12.48	$12.67	$14.79	$15.27	$12.80	$13.10
Expiring base rent (and percentage rent)	$14.98	$14.27	$14.74	$14.53	$16.74	$15.24	$13.52	$13.35
Percentage growth in base rent	-9.6%	-2.6%	-15.4%	-12.8%	-11.7%	0.2%	-5.3%	-1.9%
Average cost per square foot	$13.86	$13.86	$10.26	$10.26	$27.60	$27.60	$3.61	$3.61

1 Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

2 Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

3 Rents are calculated on a straight-line basis.

Reporting Supplement
September 30, 2010

Core Portfolio Capital Expenditures
Current Quarter and Year-to-Date

	Year-to-Date	Current	Prior	Prior
		Quarter	Quarter	Quarter
	Period	3 months	3 months	3 months	Year
	ended	ended	ended	ended	Ended
	September 30, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Leasing Commissions:	$521	$126	$294	$101	$600

Tenant Improvements:	2,762	1,054	478	1,230	4,392

Capital Expenditures:	-	-	-	-	446

Redevelopments	-	-	-	-	-

Total	$3,283	$1,180	$772	$1,331	$5,438

Reporting Supplement
September 30, 2010

Fund I Portfolio Detail		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
Midwest	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Ohio
Granville Centre	Lifestyle Family Fitness, Inc.	100%	90,047	44,950	134,997	38.81%	28.92%	35.52%	450,336	142,686	593,022

New York
New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,482	34,979	100.00%	62.83%	79.30%	475,000	374,979	849,979

Various
Kroger/Safeway Portfolio (18 Properties)	Kroger/Safeway	75%	709,400	-	709,400	100.00%	0.00%	100.00%	3,560,326	-	3,560,326

Grand Total			814,944	64,432	879,376	93.24%	39.17%	89.28%	$4,485,662	$517,665	$5,003,327

Fund II Portfolio Detail
Midwest
Illinois
Oakbrook	Neiman Marcus	100%	112,000	-	112,000	100.00%	0.00%	100.00%	$825,000	$-	$825,000
New York
New York
Pelham Plaza	BJ's Discount Club, Michaels	98.8%	149,554	78,967	228,521	100.00%	25.84%	74.37%	3,864,172	785,257	4,649,429
Fordham Place	Sears, Best Buy	98.8%	74,899	44,547	119,446	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760
Liberty Avenue	CVS	98.8%	10,880	15,245	26,125	100.00%	70.73%	82.92%	394,944	335,433	730,377
	New York Dept of
216th Street	Citywide Admin. Services	98.8%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	120,000	2,460,000
161st Street 1	The City of New York	98.8%	128,690	101,528	230,218	100.00%	60.47%	82.57%	3,127,173	1,257,651	4,384,824
Total New York			424,023	240,287	664,310	100.00%	57.07%	84.47%	12,599,517	5,144,873	17,744,390

Grand Total			536,023	240,287	776,310	100.00%	57.07%	86.71%	$13,424,517	$5,144,873	$18,569,390

Fund III Portfolio Detail
New York

Cortlandt Towne Center	Wal-Mart, Best Buy, A&P,	100.0%	508,882	132,561	641,443	91.10%	87.88%	90.43%	$6,347,712	$2,728,757	$9,076,469

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing redevelopment or are in the design phase as further detailed under Redevelopment Projects.

Property	Ownership %
Sherman Avenue	98.8%
CityPoint	95.0%
Canarsie Plaza	98.8%
Sheepshead Bay	100.0%
125 Main Street, Westport, CT.	100.0%

1 Currently operating, but will be redeveloped in the future.

	Reporting Supplement
	September 30, 2010
	Storage Portfolio Property Detail		Net	Occupancy
			Rentable
			Square	September 30,	June 30,	March 31,	December 31,
OWNER	Operating Properties	Location	Feet	2010	2010	2010	2009

	Stabilized
Fund III	Suffern	Suffern, New York	78,950
Fund III	Yonkers	Westchester, New York	100,523
Fund III	Jersey City	Jersey City, New Jersey	76,720
Fund III	Webster Ave	Bronx, New York	36,180
Fund III	Linden	Linden, New Jersey	84,035
	Subtotal Stabilized		376,408	85.7%	85.1%	83.1%	85.3%

	Repositioned - in Lease-up
Fund III	Bruckner Blvd	Bronx, New York	89,473
Fund III	New Rochelle	Westchester, New York	42,158
Fund III	Long Island City	Queens, New York	135,646
	Subtotal in Lease-up		267,277	79.6%	76.4%	72.6%	70.9%

	In initial Lease-up
Fund II	Liberty Avenue	Queens, New York	72,950
Fund II	Pelham Plaza	Pelham Manor, New York	62,020
Fund II	Atlantic Avenue	Brooklyn, New York	76,896
Fund III	Fordham Road	Bronx, New York	85,155
Fund III	Ridgewood	Queens, New York	88,839
Fund III	Lawrence	Lawrence, New York	97,743

	Total in lease-up		483,603	67.6%	63.4%	57.1%	51.7%

	Total		1,127,288	76.5%	73.8%	69.4%	67.5%

Reporting Supplement
September 30, 2010

Fund I
Lease Expirations
		Gross Leased Area			Annualized Base Rent
		Number of		Percent		Percent	Average
		Leases	Square	of		of	per
	Notes	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2011	1	18	709,400	93.36%	$3,560,326	79.37%	$5.02
2017		1	34,951	4.60%	450,336	10.04%	12.88
2080		1	15,497	2.04%	475,000	10.59%	30.65
Total Occupied		20	759,848	100.00%	$4,485,662	100.00%	$5.90

Total Vacant			55,096

Total Square Feet			814,944

Shop Tenant Expirations
Month to Month		2	7,200	28.54%	$56,522	10.92%	$7.85
2011		1	1,955	7.75%	27,370	5.29%	14.00
2012		2	2,920	11.57%	62,648	12.10%	21.45
2014		1	2,597	10.29%	93,025	17.97%	35.82
2018		2	1,761	6.98%	53,658	10.37%	30.47
2019		1	1,904	7.54%	30,000	5.80%	15.76
2020		2	6,901	27.34%	194,442	37.56%	28.18
Total Occupied		11	25,238	100.01%	$517,665	100.00%	$20.51

Total Vacant			39,194

Total Square Feet			64,432

Total Anchor and Shop Tenant Expirations
Month to Month		2	7,200	0.92%	$56,522	1.13%	$7.85
2011		19	711,355	90.61%	3,587,696	71.71%	5.04
2012		2	2,920	0.37%	62,648	1.25%	21.45
2014		1	2,597	0.33%	93,025	1.86%	35.82
2017		1	34,951	4.45%	450,336	9.00%	12.88
2018		2	1,761	0.22%	53,658	1.07%	30.47
2019		1	1,904	0.24%	30,000	0.60%	15.76
2020		2	6,901	0.88%	194,442	3.89%	28.18
2080		1	15,497	1.97%	475,000	9.49%	-
Total Occupied		31	785,086	99.99%	$5,003,327	100.00%	$6.37

Total Vacant			94,290

Total Square Feet			879,376

1	The 2011 anchor expirations represent the term of the master lease for all 18 Kroger/Safeway locations. The underlying operating leases at
14 of these locations, representing 547,500 square feet and rents aggregating $2,743,794, expire during 2014. The operating leases at 2 locations, representing 91,900 square feet and rents aggregating $426,000, expire during 2019.

Reporting Supplement
September 30, 2010

Fund II
Lease Expirations
		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2011	2	240,690	44.90%	$3,952,173	29.45%	$16.42
2013	1	20,149	3.76%	564,172	4.20%	28.00
2019	1	39,705	7.41%	1,747,020	13.01%	44.00
2023	1	35,194	6.57%	1,126,208	8.39%	32.00
2027	1	60,000	11.19%	2,340,000	17.43%	39.00
2032	1	10,880	2.03%	394,944	2.94%	36.30
2033	1	129,405	24.14%	3,300,000	24.58%	25.50
Total Occupied	8	536,023	100.00%	$13,424,517	100.00%	$25.04

Total Vacant		-
Total Square Feet		536,023

Shop Tenant Expirations
Month to Month	1	9,967	7.27%	$99,670	1.94%	$10.00
2011	3	24,065	17.55%	584,774	11.37%	24.30
2012	3	27,365	19.96%	573,207	11.14%	20.95
2014	1	5,081	3.71%	193,078	3.75%	38.00
2016	1	2,000	1.46%	86,000	1.67%	43.00
2018	2	9,600	7.00%	417,600	8.12%	43.50
2019	4	9,318	6.80%	481,052	9.35%	51.63
2020	1	2,108	1.54%	40,579	0.79%	19.25
2022	1	-	0.00%	120,000	2.33%	-
2023	1	31,417	22.91%	1,131,012	21.98%	36.00
2027	1	6,208	4.53%	217,901	4.24%	35.10
2048	1	10,000	7.29%	1,200,000	23.32%	120.00
Total Occupied	20	137,129	100.02%	$5,144,873	100.00%	$37.52

Total Vacant		103,158
Total Square Feet		240,287

Total Anchor and Shop Tenant Expirations
Month to Month	1	9,967	1.48%	$99,670	0.54%	$10.00
2011	5	264,755	39.31%	4,536,947	24.44%	17.14
2012	3	27,365	4.07%	573,207	3.09%	20.95
2013	1	20,149	2.99%	564,172	3.04%	28.00
2014	1	5,081	0.75%	193,078	1.04%	38.00
2016	1	2,000	0.30%	86,000	0.46%	43.00
2018	2	9,600	1.43%	417,600	2.25%	43.50
2019	5	49,023	7.28%	2,228,072	12.00%	45.45
2023	2	66,611	9.90%	2,257,220	12.16%	33.89
2027	2	66,208	9.84%	2,557,901	13.77%	38.63
2020	1	2,108	0.31%	40,579	0.22%	19.25
2022	1	-	0.00%	120,000	0.65%	-
2032	1	10,880	1.62%	394,944	2.13%	36.30
2033	1	129,405	19.22%	3,300,000	17.77%	25.50
2048	1	10,000	1.49%	1,200,000	6.46%	120.00
Total Occupied	28	673,152	99.99%	$18,569,390	100.00%	$27.59

Total Vacant		103,158
Total Square Feet		776,310

Reporting Supplement
September 30, 2010

Fund III
Lease Expirations
		Gross Leased Area		Annualized Base Rent
	Number of		Percent		Percent	Average
	Leases	Square	of		of	per
	Expiring	Footage	Total	Amount	Total	Sq. Ft.
Anchor Tenant Expirations
2013	3	64,580	13.93%	1,182,125	18.62%	18.30
2014	3	71,346	15.39%	1,103,266	17.38%	15.46
2017	2	52,131	11.25%	927,312	14.61%	17.79
2018	2	174,707	37.69%	1,709,562	26.93%	9.79
2021	1	35,790	7.71%	385,000	6.07%	10.76
2022	1	65,028	14.03%	1,040,447	16.39%	16.00
Total Occupied	12	463,582	100.00%	$6,347,712	100.00%	$13.69

Total Vacant		45,300
Total Square Feet		508,882

Shop Tenant Expirations
2010	2	3,584	3.22%	62,282	2.28%	17.38
2011	2	2,000	1.80%	75,469	2.77%	37.73
2012	3	8,200	7.37%	224,600	8.23%	27.39
2013	2	7,000	6.29%	178,620	6.55%	25.52
2014	7	30,432	27.35%	789,533	28.93%	25.94
2015	5	12,402	11.15%	310,497	11.38%	25.04
2016	1	9,100	8.18%	176,771	6.48%	19.43
2017	2	9,688	8.71%	208,653	7.65%	21.54
2018	2	7,637	6.86%	151,020	5.53%	19.77
2019	2	9,285	8.35%	270,816	9.92%	29.17
2020	2	4,720	4.24%	89,431	3.28%	18.95
2021	1	7,210	6.48%	191,065	7.00%	26.50
Total Occupied	31	111,258	100.00%	$2,728,757	100.00%	$24.53

Total Vacant		21,303
Total Square Feet		132,561

Total Anchor and Shop Tenant Expirations
2010	2	3,584	0.62%	62,282	0.69%	17.38
2011	2	2,000	0.35%	75,469	0.83%	37.73
2012	3	8,200	1.43%	224,600	2.47%	27.39
2013	5	71,580	12.45%	1,360,745	14.99%	19.01
2014	10	101,778	17.71%	1,892,799	20.85%	18.60
2015	5	12,402	2.16%	310,497	3.42%	25.04
2016	1	9,100	1.58%	176,771	1.95%	19.43
2017	4	61,819	10.75%	1,135,965	12.52%	18.38
2018	4	182,344	31.72%	1,860,582	20.50%	10.20
2019	2	9,285	1.62%	270,816	2.98%	29.17
2020	2	4,720	0.82%	89,431	0.99%	18.95
2021	2	43,000	7.48%	576,065	6.35%	13.40
2022	1	65,028	11.31%	1,040,447	11.46%	16.00
Total Occupied	43	574,840	100.00%	$9,076,469	100.00%	$15.79

Total Vacant		66,603
Total Square Feet		641,443

	QUARTERLY SUPPLEMENTAL DISCLOSURE
	September 30, 2010
	Property Demographics 1

							3-Mile Radius2				5-Mile Radius
				Trade	Cash 2			#
				Area	Base	Total	Total	Households	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property / JV Ownership %	City	State	(Miles)	Rent	GLA	Pop.	("HH")	Income	Income	Pop.	HH	Income	Income
Core	Brandywine Town Center & Mkt Sq./22.22%	Wilmington	DE	3	15,825,904	997,006	41,222	15,054	$83,769	$102,192	120,306	46,004	$74,110	$93,425
Core	Elmwood Park Shopping Ctr.	Elmwood Park	NJ	3	3,395,453	149,491	257,647	83,959	52,609	62,446	614,727	208,535	57,938	69,562
Core	Chestnut Hill	Philadelphia	PA	3	325,483	40,570	148,084	59,791	53,526	65,990	399,921	157,197	52,171	65,291
Core	Abington Towne Center	Abington	PA	3	1,092,080	216,369	91,293	34,692	66,882	82,491	304,127	117,213	59,851	70,401
Core	Clark & Diversey	Chicago	IL	3	799,766	19,265	419,461	213,740	58,803	81,579	969,623	410,327	51,138	67,593
Core	Hobson West Plaza	Naperville	IL	3	1,085,008	99,126	98,083	34,231	94,977	114,120	241,153	82,668	93,969	113,986
Core	Methuen Shopping Ctr.	Methuen	MA	5	958,689	130,021	89,957	31,569	41,619	49,981	201,503	72,943	47,894	56,306
Core	Crossroads Shopping Ctr. / 49%	White Plains	NY	3	5,752,321	309,487	105,870	39,349	78,556	85,621	205,109	73,112	93,445	108,276
Core	The Branch Plaza	Smithtown	NY	3	2,660,888	125,751	68,832	23,221	89,522	113,455	199,361	64,663	82,867	105,093
Core	Amboy Road	Staten Island	NY	3	1,603,271	60,090	156,384	56,991	69,666	90,260	292,132	105,178	66,927	88,388
Core	Village Commons Shopping Ctr.	Smithtown	NY	3	2,105,236	87,330	68,832	23,221	89,522	113,455	199,361	64,663	82,867	105,093
Core	Bloomfield Town Square	Bloomfield Hills	MI	5	2,848,001	234,095	62,528	23,953	73,997	102,234	166,443	62,677	79,970	105,922
Core	Crescent Plaza	Brockton	MA	3	1,611,344	218,141	99,649	34,369	46,062	56,826	168,246	58,789	46,062	56,826
Core	239 Greenwich Avenue / 75%	Greenwich	CT	5	1,429,725	16,834	67,165	24,889	97,270	125,159	142,822	51,210	94,119	119,232
Core	Town Line Plaza	Rocky Hill	CT	3	1,629,256	206,346	45,606	19,067	65,917	75,855	153,302	61,023	57,724	68,679
Core	New Loudon Center	Latham	NY	5	1,531,238	255,826	41,815	15,619	55,375	66,288	151,655	61,034	47,547	61,261
Core	Pacesetter Park Shopping Ctr.	Pomona	NY	3	1,090,398	96,380	25,618	8,209	89,598	125,526	129,143	36,828	72,841	102,767
Core	LA Fitness, Staten Island	Staten Island	NY	3	1,265,000	55,000	127,542	45,026	65,178	83,167	457,912	162,076	60,236	77,922
Core	West 54th Street	Manhattan	NY	3	3,000,504	9,693	582,613	325,406	80,037	96,770	2,424,848	1,048,312	55,446	67,194
Core	East 17th Street	Manhattan	NY	3	625,000	19,622	1,027,933	495,157	64,629	116,133	2,512,412	1,086,434	53,903	96,755
Core	Mad River Station	Dayton	OH	5	1,397,908	125,984	58,692	25,428	58,119	67,529	135,000	56,693	60,560	71,601
Core	Mark Plaza	Edwardsville	PA	5	800,295	216,401	87,986	37,409	31,982	39,628	124,868	52,566	34,683	43,184
Core	Bartow Avenue	The Bronx	NY	3	439,246	14,676	567,476	209,231	40,253	47,643	1,435,467	511,796	30,552	43,522
Core	Walnut Hill Plaza	Woonsocket	RI	5	2,432,916	284,717	60,322	22,861	42,715	47,867	95,320	35,238	50,142	56,573
Core	A & P Shopping Plaza / 60%	Boonton	NJ	5	1,166,305	62,908	49,442	18,288	87,533	113,042	101,266	36,438	86,509	106,011
Core	Merrillville Plaza	Hobart	IN	5	2,825,281	235,847	26,118	10,066	56,556	64,248	87,796	32,151	54,709	62,531
Core	The Gateway Shopping Ctr.	So. Burlington	VT	3	1,837,442	101,784	46,879	19,366	44,294	55,033	69,993	28,186	47,104	57,514
Core	Marketplace of Absecon	Absecon	NJ	3	1,084,108	104,718	30,732	11,642	52,106	64,775	68,326	26,137	51,610	62,711
Core	Plaza 422	Lebanon	PA	3	795,852	156,279	43,975	17,347	36,874	47,144	61,197	23,615	41,055	51,545
Core	Route 6 Plaza	Honesdale	PA	5	1,155,530	175,519	7,567	3,014	32,283	43,919	11,899	4,627	34,031	46,300
Fund I	Granville Center / 37.78%	Columbus	OH	3	593,022	134,997	112,547	47,337	47,547	53,746	266,313	108,411	53,466	60,719
Fund I	Tarrytown Shopping Center / 37.78%	Tarrytown	NY	3	849,979	34,979	36,856	13,450	78,415	95,294	123,546	43,654	85,757	103,311
Fund II- Urban In-Fill	400 East Fordham Road / 19.2%	The Bronx	NY	2	5,519,760	119,446	1,205,053	412,674	30,252	38,298	1,997,909	698,322	33,259	40,957
Fund II- Urban In-Fill	Sherman Avenue / 19.2%	Manhattan	NY	2	-	-	535,739	175,108	29,260	36,324	2,049,516	721,521	34,366	42,608
Fund II- Urban In-Fill	Pelham Manor Shopping Plaza / 19.2%	Westchester	NY	3	4,649,429	228,521	398,727	147,238	48,697	56,116	1,109,022	403,897	44,956	53,542
Fund II- Urban In-Fill	161st Street /19.2%	The Bronx	NY	2	4,384,824	230,218	1,274,483	427,111	25,104	31,477	2,531,473	966,482	37,307	48,034
Fund II- Urban In-Fill	Liberty Avenue / 19.2%	Queens	NY	3	730,377	26,125	613,457	201,509	44,915	59,078	613,457	201,509	44,915	59,078
Fund II- Urban In-Fill	216th Street / 19.2%	Manhattan	NY	2	2,460,000	60,000	536,119	183,542	30,978	41,481	536,119	183,542	30,978	41,481
Fund II- Other	Oakbrook/ 20%	Oakbrook	IL	3	825,000	112,000	77,560	29,487	77,130	108,955	288,932	108,039	75,456	97,126
Fund III- Other	Cortlandt Towne Center/19.91%	Mohegan Lake	NY	3	9,076,469	641,443	50,899	17,257	83,556	96,323	85,373	28,902	88,363	103,198
					93,658,308	6,413,005
TOTAL
Weighted Average - Based on GLA							155,386	55,646	$63,119	$76,805	333,822	123,956	$62,858	$77,121
Weighted Average - Based on base rent 1							177,293	71,526	$64,991	$80,338	429,267	166,154	$60,635	$74,960

CORE
Weighted Average - Based on GLA							75,025	28,617	$64,210	$78,606	184,517	69,145	$62,565	$77,400
Weighted Average - Based on base rent 1							133,656	57,832	$66,377	$82,302	361,137	142,602	$61,041	$75,681

FUND I
Weighted Average - Based on GLA							96,971	40,363	$53,899	$62,296	236,933	95,085	$60,111	$69,484
Weighted Average - Based on base rent 1							67,962	27,376	$65,729	$78,219	182,218	70,267	$72,487	$85,807

FUND II -Urban In-fill
Weighted Average - Based on GLA							868,057	297,368	$35,455	$43,168	1,690,568	623,939	$38,938	$48,499
Weighted Average - Based on base rent 1							893,846	306,234	$34,517	$42,578	1,637,209	595,625	$37,488	$46,822

FUND II -Other
Weighted Average - Based on GLA							77,560	29,487	$77,130	$108,955	288,932	108,039	$75,456	$97,126
Weighted Average - Based on base rent 1							77,560	29,487	$77,130	$108,955	288,932	108,039	$75,456	$97,126

FUND III
Weighted Average - Based on GLA							50,899	17,257	$83,556	$96,323	85,373	28,902	$88,363	$103,198
Weighted Average - Based on base rent 1							50,899	17,257	$83,556	$96,323	85,373	28,902	$88,363	$103,198

1 Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
2 West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius

Reporting Supplement
September 30, 2010

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”)
to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the
REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.
Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's.
The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.